UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4983

Van Kampen Pennsylvania Tax Free Income Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Edward C. Wood III 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/10

Item 1.  Reports to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2010

MUTUAL FUNDS

Van Kampen

Pennsylvania

Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

	A Shares since 5/1/87		B Shares since 5/3/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/ max 4.75% sales charges	w/o sales charges	w/ max 4.00% sales charges	w/o sales charges	w/ max 1.00% sales charges
Since Inception	6.03%	5.81%	3.98%	3.98%	3.44%	3.44%
10-year	4.12	3.61	3.49	3.49	3.33	3.33
5-year	2.74	1.75	2.17	1.92	2.00	2.00
1-year	15.71	10.21	15.59	11.59	14.90	13.90
6-Month	0.91	–3.86	0.81	–3.13	0.59	–0.39
30-day SEC Yield	3.61%		3.04%		3.04%
Gross Expense Ratios	1.21%		1.96%		1.96%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year-end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent percent per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Barclays Capital Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

For the six-month period ended March 31, 2010

Market Conditions

Economic data released during the six-month reporting period indicated that the economy was expanding, although some investors continued to question whether the recession was really behind us. The housing market continued to lag and unemployment remained high, but hints of improvement began to appear late in the period when the March labor report showed that employment in the U.S. rose by its largest increase in three years. The Federal Reserve maintained their accommodative monetary policy, leaving the federal funds target rate unchanged at near zero percent, but hiked the discount rate by 25 basis points to 0.75 percent in mid-February—perhaps an indication of monetary tightening ahead.

Municipal bond market performance slowed substantially during the reporting period from the historically large returns seen in previous months. After hitting decade lows in October 2009, municipal bond yields began to climb, with the greatest increases occurring on long-maturity issues. For the six months ended March 31, 2010, long bonds (those with maturities of 22 years or more) returned -0.43 percent, underperforming five-year bonds which returned 1.32 percent, as measured by the respective Barclays Capital municipal bond indexes. The outperformance of the front end of the municipal yield curve was a reversal from the prior six months when the long end outperformed.

The lower rated segment of the market continued to outperform as investor demand for lower quality, higher yielding bonds grew over the course of the period. For the six months ended March 31, the Barclays Capital High Yield Municipal Bond Index gained 4.04 percent while the Barclays Capital Municipal Bond Index (the benchmark for the investment grade segment) gained 0.28 percent.

With regard to sectors, hospital bonds were among the top performers, outpacing the broad municipal market as rising demand for these lower quality issues helped boost returns. Revenue bonds outperformed general obligation bonds amid media reports of municipalities' general financial weakness and ongoing weakness in tax collections. Tobacco bond performance lagged for the period due to the relative richness of prices in the sector in September 2009 and waning demand.

Demand for municipal bonds overall remained steady, with approximately $28 billion flowing into municipal bond funds during the period. New issue supply remained relatively stable as well, totaling roughly $220 billion. However, 20 percent of that total issuance was in taxable Build America Bonds, thereby limiting the supply of traditional tax-exempt bonds. This has helped buoy tax-exempt bond prices and the relative value of municipal bonds overall versus other fixed income sectors.

The state of Pennsylvania has a record of good financial management and budgetary balances over the years with a well-controlled debt position. With the slowdown in the economy, the state faces challenges due to its below average income and a continuing loss of manufacturing jobs. The state will also have to deal with dwindling economic stimulus funds from the federal government, forcing the state to find additional areas to cut expenses. As of the end of March, Pennsylvania is rated Aa1/Negative by Moody's, AA/Stable by S&P and AA/Stable by Fitch. We will continue to monitor its economic health and look for opportunities in more stable sectors within the state.

Performance Analysis

All share classes of Van Kampen Pennsylvania Tax Free Income Fund outperformed the Barclays Capital Pennsylvania Municipal Bond Index (the "Index") and the Barclays Capital Municipal Bond Index for the six months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2010

Class A	Class B	Class C	Barclays Capital Pennsylvania Municipal Bond Index	Barclays Capital Municipal Bond Index
0.91%	0.81%	0.59%	0.53%	0.28%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund's outperformance of the Index was primarily attributable to the following:

•  Overweights in BBB rated, non-investment grade and non-rated bonds enhanced relative performance as spreads on these lower quality issues tightened over the course of the period.

•  An overweight in revenue bonds boosted returns as revenue bonds overall outperformed general obligation bonds due to the ongoing weakness in financial conditions of municipalities.

•  Overweight allocations in the health care and industrial development revenue/pollution control revenue (IDR/PCR) sectors were advantageous. As risk tolerance increased over the period, demand for these lower rated, higher yielding bonds improved, boosting their performance.

Other positions, however, were less beneficial during the period. The primary detractors from relative performance included:

•  An overweight in long-maturity issues hindered performance as the long end of the municipal yield curve underperformed.

•  An underweight in pre-refunded bonds also detracted from relative performance as these short-maturity securities benefited from the outperformance of the short end of the curve.

Market Outlook

Looking ahead, we expect municipal bonds may outperform other sectors of the fixed income market due to the reduction in supply of tax-exempt paper as municipalities continue to issue taxable Build America Bonds as well as the prospect of higher income tax rates in the future. There is some pressure, however, for municipal yields to rise, particularly on the front end of the yield curve, as the Federal Reserve continues to maintain their inflation-fighting status. We expect lower quality bonds will continue to outperform higher grade bonds as the economic recovery continues.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocations as of 3/31/10 (Unaudited)
AAA/Aaa	16.4%
AA/Aa	18.4
A/A	22.5
BBB/Baa	20.9
BB/Ba	2.9
B/B	0.8
CCC/Caa	0.8
Non-Rated	17.3
Top Five Sectors as of 3/31/10 (Unaudited)
Hospital	18.0%
Higher Education	12.9
Life Care	9.0
Public Buildings	8.1
General Purpose	7.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are a percentage of total investments. The sectors are a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/09	3/31/10	10/1/09-3/31/10
Class A
Actual	$1,000.00	$1,009.13	$5.86
Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	5.89
Class B
Actual	1,000.00	1,008.12	7.11
Hypothetical	1,000.00	1,017.85	7.14
(5% annual return before expenses)
Class C
Actual	1,000.00	1,005.95	9.60
Hypothetical	1,000.00	1,015.36	9.65
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.42% and 1.92% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/09	3/31/10	10/1/09-3/31/10
Class A
Actual	$1,000.00	$1,009.13	$5.66
Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.69
Class B
Actual	1,000.00	1,008.12	6.91
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.94
Class C
Actual	1,000.00	1,005.95	9.40
Hypothetical (5% annual return before expenses)	1,000.00	1,015.56	9.45

*  Expenses are equal to the Fund's annualized expense ratio of 1.13%, 1.38% and 1.88% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited)

Par Amount (000)	Description	Coupon	Maturity	Value
	Municipal Bonds 101.1%
	Pennsylvania 95.1%
$1,750	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500%	03/01/20	$1,847,527
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Robert Morris Univ, Ser A	6.000	10/15/38	972,050
750	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A	5.375	11/15/40	580,117
1,600	Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly Gen Hosp Proj, Ser A	5.000	04/01/25	1,412,112
1,250	Allegheny Cnty, PA Hosp Dev Auth Rev Univ Pittsburgh Med	5.625	08/15/39	1,274,062
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	856,170
980	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.100	09/01/26	905,010
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/15	1,040,160
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/16	1,042,390
1,000	Allegheny Cnty, PA Port Auth Transn (NATL Insd)	5.500	03/01/17	1,042,390
1,220	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,042,832
1,165	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser TT (GNMA Collateralized) (AMT)	5.000	05/01/35	1,171,011
1,000	Allegheny Cnty, PA, Ser C-61 (AGL Insd)	5.000	12/01/33	1,036,950
1,500	Allegheny Valley, PA Sch Dist, Ser A (NATL Insd)	5.000	11/01/28	1,541,325
1,390	Beaver Cnty, PA (AGM Insd)	5.550	11/15/31	1,487,661
490	Berks Cnty, PA Indl Dev Auth First Mtg Rev One Douglassville Proj Rfdg, Ser A (AMT)	6.125	11/01/34	400,776
1,895	Berks Cnty, PA Muni Auth College Albright College Proj	5.500	10/01/18	1,773,909
1,000	Bethlehem, PA Area Sch Dist (AGM Insd)	5.250	01/15/26	1,054,730
1,000	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac, Ser A	5.900	01/01/27	910,710
1,500	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac, Ser A	6.125	01/01/25	1,415,760
2,000	Bucks Cnty, PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.750	01/01/37	1,611,760
1,000	Centre Cnty, PA Hosp Auth Rev Hosp Mt Nittany Med Ctr Proj (AGL Insd)	6.125	11/15/39	1,040,870
500	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.250	12/01/15	493,585
900	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.750	12/01/22	793,656
1,000	Cumberland Cnty, PA Muni Auth Rev Diakon Lutheran Ministries Proj	5.000	01/01/36	829,810
1,000	Cumberland Cnty, PA Muni Auth Rev Messiah Vlg Proj, Ser A	5.625	07/01/28	902,220

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$2,215	Dauphin Cnty, PA Gen Auth Hlth Sys Rev Pinnacle Hlth Sys Proj, Ser A	6.000%	06/01/36	$2,303,401
1,200	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	995,604
220	Delaware Cnty, PA Auth College Rev Cabrini College (Radian Insd)	5.750	07/01/23	220,097
500	Delaware Cnty, PA Auth College Rev Neumann College	6.250	10/01/38	524,155
1,500	Delaware Cnty, PA Auth College Rev Neumann College Rfdg	6.000	10/01/31	1,509,165
3,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser A (NATL Insd) (AMT)	5.000	11/01/38	2,805,420
2,500	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Philadelphia Subn Wtr (AMBAC Insd) (AMT)	5.350	10/01/31	2,504,050
3,535	Delaware Vly, PA Regl Fin Auth Govt Rev (a)	5.750	07/01/17	3,971,608
2,000	Delaware Vly, PA Regl Fin Auth Govt Rev (a)	5.750	07/01/32	2,272,760
500	Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College	5.500	03/15/38	486,765
1,000	Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College Proj Rfdg, Ser B	5.000	03/15/23	983,140
1,415	Greensburg Salem, PA Sch Dist Rfdg (NATL Insd)	5.375	09/15/17	1,543,072
1,000	Harrisburg, PA Auth Wtr Rev Rfdg	5.250	07/15/31	982,310
1,580	Harveys Lake Gen Muni Auth PA College Rev Misericordia Proj (ACA Insd)	5.750	05/01/14	1,580,442
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600	04/01/24	953,030
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Retirement, Ser A	5.300	12/15/26	852,380
1,980	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem (Prerefunded @ 8/15/13)	5.250	08/15/23	2,234,113
1,760	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg (b)	6.000	11/01/23	1,187,630
1,085	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	842,622
1,250	Lycoming Cnty, PA Auth Hlth Sys Rev Susquehanna Hlth Sys Proj, Ser A	5.750	07/01/39	1,251,650
1,095	Mercer Cnty, PA (NATL Insd)	5.500	10/01/17	1,170,566
1,500	Mifflin Cnty, PA Hosp Auth (Radian Insd) (Prerefunded @ 1/01/11)	6.200	07/01/25	1,579,260
2,500	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125	01/01/37	2,352,600
1,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr (Prerefunded @ 1/01/14)	6.000	01/01/43	1,150,630
2,600	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp, Ser A	5.125	06/01/32	2,511,288

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$1,000	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Hlthcare Holy Redeemer Hlth, Ser A (AMBAC Insd)	5.250%	10/01/17	$993,280
1,000	Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev Acts Retirement Life Cmnty, Ser A-1	6.250	11/15/29	1,057,680
500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cmnty Proj	7.000	02/01/36	401,485
1,100	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125	02/01/28	880,055
1,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	738,700
2,000	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625	07/01/32	2,005,880
2,000	Mount Lebanon, PA Sch Dist, Ser A	5.000	02/15/34	2,110,560
1,000	Northampton Cnty, PA Gen Purp Auth Hosp Rev Saint Lukes Hosp Proj, Ser A	5.500	08/15/35	987,800
1,000	Northampton Cnty, PA Gen Purp Auth Rev Higher Ed Lehigh Univ	5.500	11/15/33	1,085,000
1,250	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	1,253,025
1,830	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Var Allegheny Energy Supply Co	7.000	07/15/39	2,041,475
800	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Rfdg, Ser G (AMT)	5.125	12/01/15	749,624
1,000	Pennsylvania Econ Dev Fin Auth Sew Sludge Disp Rev Philadelphia Bio Solids Fac	6.250	01/01/32	1,037,570
1,150	Pennsylvania Econ Dev Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser A (AMT)	5.100	10/01/27	1,145,388
1,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 102-A (AMT)	5.250	10/01/23	1,001,700
2,750	Pennsylvania Hsg Fin Agy Single Family Mtg, Ser 74-B (AMT)	5.250	04/01/32	2,758,773
1,020	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/18	1,088,411
1,500	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	1,504,980
645	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375	01/01/25	662,086
355	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.500	01/01/19	369,182
4,700	Pennsylvania St Higher Ed Fac Auth Rev Trustees Univ PA, Ser C (a)	5.000	07/15/38	4,823,704
1,500	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (Prerefunded @ 1/15/11)	6.000	01/15/31	1,580,835
1,435	Pennsylvania St Tpk Commn Tpk Rev Cap Apprec Sub, Ser E (c)	0.000/6.375	12/01/38	938,921

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$2,000	Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser C (AGM Insd) (c)	0.000/6.250%	06/01/33	$1,482,800
1,000	Pennsylvania St Tpk Commn Tpk Rev Subser B-1	5.500	06/01/33	1,048,140
1,000	Philadelphia, PA Arpt Rev, Ser A (NATL Insd) (AMT)	5.000	06/15/25	974,980
2,505	Philadelphia, PA Auth for Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	2,507,781
700	Philadelphia, PA Auth For Indl Dev Rev Mast Charter Sch	6.000	08/01/35	702,604
2,750	Philadelphia, PA Auth for Indl Dev Rev Please Touch Museum Proj	5.250	09/01/31	2,332,908
1,000	Philadelphia, PA Auth for Indl Dev Rev Please Touch Museum Proj	5.250	09/01/36	834,360
1,235	Philadelphia, PA Auth for Indl Dev Rev, Ser A	5.500	09/15/37	1,056,827
3,750	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/11	3,702,975
3,775	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/12	3,641,705
4,400	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (AGM Insd)	*	03/15/13	4,120,600
2,000	Philadelphia, PA Rfdg, Ser A (AGL Insd)	5.500	08/01/24	2,189,220
1,500	Philadelphia, PA Sch Dist, Ser E (BHAC Insd)	5.125	09/01/23	1,612,545
2,250	Saint Mary Hosp Auth PA Hlth Sys Rev, Ser B (Prerefunded @ 11/15/14)	5.375	11/15/34	2,591,460
1,000	State Pub Sch Bldg Auth PA Sch Rev Harrisburg Sch Dist Proj, Ser A (AGL Insd)	5.000	11/15/33	1,030,980
2,000	Sto-Rox Sch Dist PA (NATL Insd) (Prerefunded @ 12/15/10)	5.800	06/15/30	2,076,680
2,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.500	01/01/19	2,515,600
2,350	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser D	5.375	01/01/18	2,101,958
1,200	Upper Saint Clair Twp PA Sch Dist (AGM Insd)	5.375	07/15/17	1,303,728
500	Washington Cnty, PA Indl Dev Auth College Rev Washington Jefferson College	5.250	11/01/30	517,800
1,495	Washington Cnty, PA Redev Auth Rev Victory Ctr Proj Tanger, Ser A (d)	5.450	07/01/35	1,248,176
2,150	Washington Cnty, PA, Ser A (AMBAC Insd)	5.125	09/01/27	2,176,918
350	Washington Cnty, PA, Ser A (AMBAC Insd) (Prerefunded @ 9/01/12)	5.125	09/01/27	384,748
2,045	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	2,046,084
2,500	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.750	01/01/26	2,257,275

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Par Amount (000)	Description	Coupon	Maturity	Value
	Pennsylvania (continued)
$900	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.875%	01/01/32	$764,595
				145,686,872
	Guam 0.8%
1,250	Guam Govt Ltd Oblig Rev Sect 30, Ser A	5.750	12/01/34	1,277,787
	Puerto Rico 3.5%
600	Puerto Rico Comwlth Infrastrucure Fin Auth Spl Tax Rev Rfdg, Ser C (AMBAC Insd)	5.500	07/01/27	601,272
1,500	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.250	07/01/33	1,499,865
1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500	07/01/21	1,061,480
1,065	Puerto Rico Sales Tax Fin Corp Sales Tax Rev Conv Cap Apprec, Ser A (c)	0.000/6.250	08/01/33	621,939
1,000	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (d)	5.000	08/01/39	1,046,690
470	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375	08/01/39	483,160
				5,314,406
	Virgin Islands 1.7%
750	Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago, Ser A	6.625	10/01/29	803,760
500	Virgin Islands Pub Fin Auth Rev Sr Lien/Cap Proj, Ser A-1	5.000	10/01/39	450,295
1,335	Virgin Islands Wtr & Pwr Auth Elec Sys Rev, Ser A	5.000	07/01/25	1,316,684
				2,570,739

Total Long-Term Investments 101.1% (Cost $155,256,709)	154,849,804
Total Short-Term Investments 0.6% (Cost $900,000)	900,000
Total Investments 101.7% (Cost $156,156,709)	155,749,804

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Par Amount (000)	Description	Value
Liability for Floating Rate Note Obligations Related to Securities Held (4.8%) (Cost ($7,285,000))
$(7,285)	Notes with interest rates ranging from 0.28% to 0.49% at March 31, 2010 and contractual maturities of collateral ranging from 2017 to 2038 (See Note 1(G) in the Notes to Financial Statements) (e)	$(7,285,000)
Total Net Investments 96.9% (Cost $148,871,709)		148,464,804
Other Assets in Excess of Liabilities 3.1%		4,716,977
Net Assets 100.0%		$153,181,781

Percentages are calculated as a percentage of net assets.

*  Zero coupon bond

(a)  Underlying security related to Inverse Floaters entered into by the Trust. See Note 1(G).

(b)  Security has been deemed illiquid.

(c)  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d)  Variable Rate Coupon

(e)  Floating Rate Notes. The interest rates shown reflect the rates in effect at March 31, 2010.

ACA—American Capital Access

AGL—Assured Guaranty Ltd.

AGM—Assured Guaranty Municipal Corp.

AMBAC—AMBAC Indemnity Corp.

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corp.

GNMA—Government National Mortgage Association

NATL—National Public Finance Guarantee Corp.

Radian—Radian Asset Assurance

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ March 31, 2010 (Unaudited) continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in an Asset Position
Municipal Bonds
Issued by States of the United States and Political Subdivisions of the United States	$—	$154,472,017	$—	$154,472,017
Issued by Foreign Governments	—	1,277,787	—	1,277,787
Total Investments in an Asset Position	$—	$155,749,804	$—	$155,749,804

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2010 (Unaudited)

Assets:
Total Investments (Cost $156,156,709)	$155,749,804
Cash	26,706
Receivables:
Investments Sold	4,156,092
Interest	2,202,155
Fund Shares Sold	124,724
Other	142,277
Total Assets	162,401,758
Liabilities:
Payables:
Floating Rate Note Obligations	7,285,000
Investments Purchased	1,137,530
Fund Shares Repurchased	183,028
Income Distributions	131,504
Investment Advisory Fee	78,212
Distributor and Affiliates	51,207
Trustees' Deferred Compensation and Retirement Plans	240,868
Accrued Expenses	112,628
Total Liabilities	9,219,977
Net Assets	$153,181,781
Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$160,743,233
Accumulated Undistributed Net Investment Income	172,663
Net Unrealized Depreciation	(406,905)
Accumulated Net Realized Loss	(7,327,210)
Net Assets	$153,181,781
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $138,690,329 and 8,831,932 shares of beneficial interest issued and outstanding)	$15.70
Maximum sales charge (4.75%* of offering price)	0.78
Maximum offering price to public	$16.48
Class B Shares: Net asset value and offering price per share (Based on net assets of $4,939,332 and 315,371 shares of beneficial interest issued and outstanding)	$15.66
Class C Shares: Net asset value and offering price per share (Based on net assets of $9,552,120 and 607,368 shares of beneficial interest issued and outstanding)	$15.73

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended March 31, 2010 (Unaudited)

Investment Income:
Interest	$4,382,928
Expenses:
Investment Advisory Fee	455,615
Distribution (12b-1) and Service Fees
Class A	173,172
Class B	12,878
Class C	39,685
Professional Fees	71,266
Transfer Agent Fees	42,821
Accounting and Administrative Expenses	35,733
Interest and Residual Trust Expenses	30,262
Reports to Shareholders	24,969
Trustees' Fees and Related Expenses	11,261
Custody	8,537
Credit Line	6,712
Registration Fees	2,826
Other	7,555
Total Expenses	923,292
Net Investment Income	$3,459,636
Realized and Unrealized Gain/Loss:
Net Realized Gain	$659,662
Unrealized Appreciation/Depreciation:
Beginning of the Period	2,328,522
End of the Period: Investments	(406,905)
Net Unrealized Depreciation During the Period	(2,735,427)
Net Realized and Unrealized Loss	$(2,075,765)
Net Increase in Net Assets From Operations	$1,383,871

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended March 31, 2010	For The Year Ended September 30, 2009
From Investment Activities:
Operations:
Net Investment Income	$3,459,636	$6,953,806
Net Realized Gain/Loss	659,662	(1,875,518)
Net Unrealized Appreciation/Depreciation During the Period	(2,735,427)	12,908,584
Change in Net Assets from Operations	1,383,871	17,986,872
Distributions from Net Investment Income:
Class A Shares	(3,287,261)	(6,597,361)
Class B Shares	(117,581)	(267,886)
Class C Shares	(157,699)	(216,276)
Total Distributions	(3,562,541)	(7,081,523)
Net Change in Net Assets from Investment Activities	(2,178,670)	10,905,349
From Capital Transactions:
Proceeds from Shares Sold	8,192,146	12,344,838
Net Asset Value of Shares Issued Through Dividend Reinvestment	2,751,349	5,420,894
Cost of Shares Repurchased	(8,913,096)	(23,483,031)
Net Change in Net Assets from Capital Transactions	2,030,399	(5,717,299)
Total Increase/Decrease in Net Assets	(148,271)	5,188,050
Net Assets:
Beginning of the Period	153,330,052	148,142,002
End of the Period (Including accumulated undistributed net investment income of $172,663 and $275,568, respectively)	$153,181,781	$153,330,052

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended March 31,	Year Ended September 30,
	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$15.93	$14.76	$16.84	$17.43	$17.44	$17.41
Net Investment Income	0.36 (a)	0.73 (a)	0.72 (a)	0.70 (a)	0.69 (a)	0.70
Net Realized and Unrealized Gain/Loss	(0.22)	1.18	(2.03)	(0.53)	0.04	0.04
Total from Investment Operations	0.14	1.91	(1.31)	0.17	0.73	0.74
Less:
Distributions from Net Investment Income	0.37	0.74	0.73	0.68	0.68	0.71
Distributions from Net Realized Gain	-0-	-0-	0.04	0.08	0.06	-0-
Total Distributions	0.37	0.74	0.77	0.76	0.74	0.71
Net Asset Value, End of the Period	$15.70	$15.93	$14.76	$16.84	$17.43	$17.44
Total Return (b)	0.91%*	13.60%	-8.02%	0.95%	4.39%	4.30%
Net Assets at End of the Period (In millions)	$138.7	$141.2	$137.4	$160.5	$170.1	$176.3
Ratio of Expenses to Average Net Assets	1.17%	1.21%	1.32%	1.44%	1.06%	1.09%
Ratio of Net Investment Income to Average Net Assets	4.60%	5.05%	4.43%	4.08%	4.02%	3.98%
Portfolio Turnover	7%*	17%	25%	25%	28%	24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.13%	1.13%	1.06%	1.08%	1.06%	1.09%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  Non-Annualized

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended March 31,		Year Ended September 30,
	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of the Period	$15.89		$14.72		$16.78		$17.38	$17.38	$17.36
Net Investment Income	0.34	(a)	0.68	(a)	0.63	(a)	0.57 (a)	0.57 (a)	0.55
Net Realized and Unrealized Gain/Loss	(0.22)		1.18		(2.01)		(0.54)	0.05	0.05
Total from Investment Operations	0.12		1.86		(1.38)		0.03	0.62	0.60
Less:
Distributions from Net Investment Income	0.35		0.69		0.64		0.55	0.56	0.58
Distributions from Net Realized Gain	-0-		-0-		0.04		0.08	0.06	-0-
Total Distributions	0.35		0.69		0.68		0.63	0.62	0.58
Net Asset Value, End of the Period	$15.66		$15.89		$14.72		$16.78	$17.38	$17.38
Total Return (b)	0.81	%*(c)	13.21	%(c)	-8.46	%(c)	0.20%	3.63%	3.50%
Net Assets at End of the Period (In millions)	$4.9		$5.4		$6.2		$8.9	$12.2	$15.8
Ratio of Expenses to Average Net Assets	1.42	%(c)	1.57	%(c)	1.81	%(c)	2.19%	1.81%	1.83%
Ratio of Net Investment Income to Average Net Assets	4.35	%(c)	4.70	%(c)	3.94	%(c)	3.32%	3.26%	3.23%
Portfolio Turnover	7	%*	17%		25%		25%	28%	24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.38	%(c)	1.49	%(c)	1.55	%(c)	1.83%	1.81%	1.83%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

*  Non-Annualized

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended March 31,	Year Ended September 30,
	2010	2009	2008	2007	2006		2005
Net Asset Value, Beginning of the Period	$15.95	$14.78	$16.86	$17.45	$17.45		$17.41
Net Investment Income	0.30 (a)	0.62 (a)	0.59 (a)	0.58 (a)	0.57	(a)	0.58
Net Realized and Unrealized Gain/Loss	(0.21)	1.18	(2.02)	(0.54)	0.05		0.04
Total from Investment Operations	0.09	1.80	(1.43)	0.04	0.62		0.62
Less:
Distributions from Net Investment Income	0.31	0.63	0.61	0.55	0.56		0.58
Distributions from Net Realized Gain	-0-	-0-	0.04	0.08	0.06		-0-
Total Distributions	0.31	0.63	0.65	0.63	0.62		0.58
Net Asset Value, End of the Period	$15.73	$15.95	$14.78	$16.86	$17.45		$17.45
Total Return (b)	0.59%*	12.74%	-8.71%	0.19%	3.68	%(c)	3.60	%(c)
Net Assets at End of the Period (In millions)	$9.6	$6.8	$4.5	$4.8	$5.2		$5.2
Ratio of Expenses to Average Net Assets	1.92%	1.96%	2.07%	2.19%	1.80	%(c)	1.75	%(c)
Ratio of Net Investment Income to Average Net Assets	3.85%	4.28%	3.68%	3.33%	3.27	%(c)	3.31	%(c)
Portfolio Turnover	7%*	17%	25%	25%	28%		24%
Supplemental Ratio:
Ratio of Expenses to Average Net Assets (Excluding Interest and Residual Trust Expenses)	1.88%	1.89%	1.81%	1.83%	1.80	%(c)	1.75	%(c)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 6 in the Notes to Financial Statements).

*  Non-Annualized

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited)

1.  Significant Accounting Policies

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on May 1, 1987. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of March 31, 2010, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

(1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued," or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2010, the Fund had no when-issued or delayed delivery purchase commitments.

D.  Income and Expenses Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2010, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2009, the Fund had an accumulated

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

capital loss carry forward for tax purposes of $6,049,613, which will expire according to the following schedule:

Amount	Expiration
$113,623	September 30, 2016
5,935,990	September 30, 2017

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$148,750,057
Gross tax unrealized appreciation	$5,237,135
Gross tax unrealized depreciation	(5,520,941)
Net tax unrealized depreciation on investments	$(283,806)

F.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Distributions paid from:

Ordinary income	$2,133
Tax-exempt income	$7,080,623
$7,082,756

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,034
Undistributed tax-exempt income	550,495

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

G.  Floating Rate Note Obligations Related to Securities Held The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2010, Fund investments with a value of $11,068,072 are held by the dealer trusts and serve as collateral for the $7,285,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2010 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2010 were $7,607,508 and 0.80%, respectively.

H.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 9, there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.60%
Over $500 million	0.50%

For the six months ended March 31, 2010, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2010, the Fund recognized expenses of approximately $31,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2010, the Fund recognized expenses of approximately $20,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $141,500 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 9, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.

For the six months ended March 31, 2010, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $12,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $1,600. Sales charges do not represent expenses of the Fund.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

3.  Capital Transactions

For the six months ended March 31, 2010 and the year ended September 30, 2009, transactions were as follows:

	For The Six Months Ended March 31, 2010		For The Year Ended September 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	303,454	$4,758,784	624,550	$9,069,094
Class B	29,849	467,067	63,620	900,403
Class C	188,696	2,966,295	163,118	2,375,341
Total Sales	521,999	$8,192,146	851,288	$12,344,838
Dividend Reinvestment:
Class A	161,758	$2,533,117	349,405	$5,048,650
Class B	6,354	99,261	15,260	219,136
Class C	7,581	118,971	10,533	153,108
Total Dividend Reinvestment	175,693	$2,751,349	375,198	$5,420,894
Repurchases:
Class A	(496,229)	$(7,786,536)	(1,424,586)	$(20,394,055)
Class B	(58,296)	(911,711)	(159,949)	(2,299,976)
Class C	(13,610)	(214,849)	(56,561)	(789,000)
Total Repurchases	(568,135)	$(8,913,096)	(1,641,096)	$(23,483,031)

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,475,614 and $13,612,532, respectively.

5.  Inverse Floating Rate Securities

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

"leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,600 and $20,900 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Line of Credit

During the year, several Van Kampen municipal funds, including the Fund, entered into a $150,000,000 joint revolving bank credit facility. The purpose of the facility is to provide availability of funds for short-term liquidity purposes. There were no borrowings under the facility during the six months ended March 31, 2010.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Subsequent Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"). The transaction ("Transaction") affects the part of the asset management business that advises funds, including the Van Kampen family of

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ March 31, 2010 (Unaudited) continued

funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Trustees (the "Board") has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10.  Accounting Pronouncements

During June 2009, the FASB issued ASC 860, Transfers and Servicing (ASC 860). The objective of ASC 860 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

ASC 860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of ASC 860 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of ASC 860 should be applied to transfers that occurred both before and after the effective date of ASC 860. At this time, management is evaluating the implications of ASC 860 and the impact it will have on the financial statement amounts and disclosures, if any.

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Pennsylvania Tax Free Income Fund

Board of Trustees, Officers and Important Addresses

Board of Trustees

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

(continued on next page)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Pennsylvania Tax Free Income Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

58, 358, 558
PATFSAN 05/10
IU10-02143P-Y03/10

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics — Not applicable for semi-annual reports.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Pennsylvania Tax Free Income Fund

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: May 17, 2010

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: May 17, 2010